Exhibit 10.33.1

Form SOA – Accelerated Vesting

LANZATECH NEW ZEALAND LIMITED

NOTICE OF GRANT OF AND SUBSCRIPTION FOR STOCK OPTION

LanzaTech New Zealand Limited has granted to the Participant named in this Notice of Stock Option Grant (this “Grant Notice”) an option (the “Option”) to purchase the number of shares of Stock set forth herein, subject to the terms and conditions of this Grant Notice, the Stock Option Agreement appended hereto (the “Option Agreement”), and the LanzaTech New Zealand Limited 2019 Stock Plan (the “Plan”), as amended to the Date of Grant. Capitalized terms used in this Grant Notice but not defined herein shall have the meaning ascribed to such term in the Option Agreement or the Plan, as applicable.

Participant:«Firstname» «Last»

Date of Grant:                                                 , 20

Number of Shares
Subject to Option

(“Option Shares”):

Exercise Price:US $   .        per Option Share

Initial Vesting

Date:                                                         , 20

Option Expiration The tenth (10th) anniversary of the Date of Grant

Date:

Type of Option:                        Nonstatutory Stock Option

               Incentive Stock Option

Vesting Schedule:

25% of the Option Shares shall vest and become exercisable on the Initial Vesting Date. Subject to the Participant’s continued Service through each applicable date and satisfaction of the requirements of this Grant Notice, the Option Agreement and the Plan, 1/48th of the Option Shares shall vest and become exercisable in substantially equal installments each month after the Initial Vesting Date on the same day of the month as the Initial Vesting Date (or if there is no corresponding date, on the last day of such month) over a period of 36 months, such that all of the Option Shares shall be fully vested and exercisable on the three-year anniversary of the Initial Vesting Date.

Accelerated Vesting Events:

Liquidity Event. Subject to the Participant’s continued Service through the date of the Liquidity Event (as defined below) and satisfaction of the requirements of this Grant Notice, the Option Agreement and the Plan, all of the outstanding Option Shares subject to this Option shall, to the extent then unvested, become fully vested and exercisable upon a Liquidity Event.

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A “Liquidity Event” means an Acquisition, Asset Transfer or Initial Listing unless the Board determines it shall not be a Liquidity Event for the purposes of this Option.

“Acquisition” means (a) any consolidation, merger or reorganization of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions and retain the ability to elect a majority of the members of the Board (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (b) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred to a person or group of related persons; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

“Asset Transfer” means a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company and the distribution of the proceeds thereof to the shareholders of the Company.

“Initial Listing” means the first of occur of (a) the effective date of the registration statement or other offering document pertaining to the Company’s approved initial public offering on any recognized stock exchange, (b) the settlement of the initial trade of ordinary shares on any recognized exchange by means of an effective registration statement or other offering document that registers existing ordinary shares for resale, and (c) the Company’s completion of a merger or consolidation with an entity in which the ordinary shares (or similar securities) of the surviving or parent entity are publicly traded on any recognized exchange.

Involuntary Termination. Subject to the Participant’s satisfaction of the requirements of this Grant Notice, the Option Agreement and the Plan, all of the outstanding Option Shares subject to this Option shall, to the extent then unvested, become fully vested and exercisable upon the Participant’s Involuntary Termination (as defined below).

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“Involuntary Termination” means

[[For Employees:] the Participant’s termination of Service by the Company without Cause or a termination of Service by the Participant for Good Reason. “Good Reason” means: (a) a material diminution in the Participant’s authority, duties, or responsibilities, unless the Participant has consented in writing to such diminution; provided, however, that if there is a Change in Control or other corporate restructuring, the Participant shall not have Good Reason solely on account of the Participant holding materially the same position in the surviving legal entity or business unit as the Participant held before such Change in Control or other restructuring, even if now part of a larger company or conglomerate; (b) a reduction in the Participant’s base salary (excluding a reduction that applies to substantially all similarly-situated employees of the Company), unless the Participant has consented in writing to such reduction; (c) a change by the Company in the location at which the Participant performs the Participant’s principal duties for the Company to a new location that is more than forty (40) miles from the location at which the Participant performed the Participant’s principal duties for the Company immediately prior to such change, unless the Participant has consented in writing to such requirement; or (d) a material breach by the Company of the Option Agreement or any employment, service or other agreement with the Participant and the Company; provided, however, that in the case of clauses (a), (b), (c), or (d), (i) the Participant provides written notice to the Company of the existence of a condition for Good Reason within thirty (30) days of the initial existence thereof, (ii) the Company has thirty (30) days after receipt of such notice to cure the condition for Good Reason and fails to do so, and (iii) the Participant terminates Participant’s Service within thirty (30) days of the expiration of such cure period; and provided further that if the Participant is placed on paid or unpaid leave during an investigation, for example an investigation into the Participant’s alleged misconduct, that shall not constitute Good Reason.]

[[For Employees Eligible for CIC/Severance Plan:] the Participant’s termination of Service by the Company without Cause or a termination of Service by the Participant for Good Reason. “Good Reason” means: (a) a material diminution in the Participant’s authority, duties, or responsibilities, unless the Participant has consented in writing to such diminution; provided, however, that if there is a Change in Control or other corporate restructuring, the Participant shall not have Good Reason solely on account of the Participant holding materially the same position in the surviving legal entity or business unit as the Participant held

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before such Change in Control or other restructuring, even if now part of a larger company or conglomerate; (b) the Participant ceasing to report to [for non-CEO: a Company employee with the same, equivalent or more senior job title as the Company employee to whom the Participant reported immediately prior to such change in reporting relationship][for CEO: the Board], unless the Participant has consented in writing to such change in reporting relationship; (c) a reduction in the Participant’s base salary (excluding a reduction that applies to substantially all similarly-situated employees of the Company), unless the Participant has consented in writing to such reduction; (d) a change by the Company in the location at which the Participant performs the Participant’s principal duties for the Company to a new location that is more than forty (40) miles from the location at which the Participant performed the Participant’s principal duties for the Company immediately prior to such change, unless the Participant has consented in writing to such requirement; or (e) a material breach by the Company of the Option Agreement or any employment, service or other agreement with the Participant and the Company; provided, however, that in the case of clauses (a), (b), (c), (d) or (e), (i) the Participant provides written notice to the Company of the existence of a condition for Good Reason within sixty (60) days of the initial existence thereof, (ii) the Company has thirty (30) days after receipt of such notice to cure the condition for Good Reason and fails to do so, and (iii) the Participant terminates Participant’s Service within thirty (30) days of the expiration of such cure period; and provided further that if the Participant is placed on paid or unpaid leave during an investigation, for example an investigation into the Participant’s alleged misconduct, that shall not constitute Good Reason.]

[[For Consultants:] the Participant’s termination of Service by the Company without Cause.]

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, this Grant Notice is deemed made as of the Date of Grant.

Participant	LanzaTech New Zealand Limited

Signature	Signature

Print Name	Print Name

Title

Date	Date

Address:	Address:

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Form SOA – Accelerated Vesting

LANZATECH NEW ZEALAND LIMITED

STOCK OPTION AGREEMENT

LanzaTech New Zealand Limited has granted to the Participant named in the Notice of Grant of and Subscription for Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the LanzaTech New Zealand Limited 2019 Stock Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. The Plan is established pursuant to clause 2.1 of the Option Deed Poll. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement, the Plan and the Option Deed Poll and any other documents appended or otherwise referred to in those documents, (b) subscribes for and accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement, the Plan and the Option Deed Poll, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Option Agreement or the Plan.

1.DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election. If a dispute concerning the provisions of the Option Deed Poll or this Plan arises between the Participant and the Company, the dispute resolution provisions set out in clause 8 of the Option Deed Poll shall apply.

3. EXERCISE OF THE OPTION.

3.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares set forth in the Notice of Grant (the “Option Shares”), as adjusted pursuant to Section 9.

3.2 Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed email transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised, the Participant's consent to becoming the beneficial holder of the shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.

3.3 Payment of Exercise Price. Payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made in cash, by check or in cash equivalent. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part may be made in the form of previously acquired shares of Stock owned by the Participant free and clear of any liens, claims, encumbrances or security interests, based on the Fair Market Value on the date of exercise. Subject to the approval of the Board, Options may be exercised pursuant to such cashless exercise procedures as may be approved and implemented by the Board from time to time, including without limitation pursuant to broker-assisted exercise transactions and/or net exercise procedures. Any fraction of a share which would be required to pay such aggregate exercise price shall be disregarded, unless otherwise determined by the Board, and the remaining amount due shall be paid in cash by Participant.

3.4 Legal Consequences and Tax Withholding.

(a) The Participant will be responsible for complying with all local laws and regulations, including the applicable Investment Terms and/or constitutional requirements and all and any tax, securities laws and foreign exchange control laws in connection with the exercise of the Option and any subsequent ownership or sale of shares of Stock. In addition, to the extent required by applicable law, the Company and the Participating Employers may withhold certain tax payments that might be due in connection with any grant, vesting or exercise and administrative fees, if any. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or vesting of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. Since laws and regulations with respect to the foregoing may change between the time of grant and exercise, it is the Participant’s responsibility to seek legal and tax advice and comply with all applicable laws and regulations.

(b) Under Section 409A of the Code, an Option issued to a U.S. Participant that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a share of Stock on the date of grant (a “discount option”) may be considered “deferred compensation” to such U.S. Participants for U.S. tax purposes. An Option that is a “discount option” may result in, to such U.S. Participant, (i) income recognition by the U.S. Participant prior to the exercise of this Option, (ii) an additional 20% U.S. federal income tax, (iii) potential penalty and interest charges, and (iv) additional state income, penalty and interest tax to the U.S. Participant (collectively, “409A Penalties”). To the extent that the Participant is a U.S. Participant, Participant acknowledges that the Company cannot guarantee, and has not guaranteed, that the IRS will agree, in a later examination, that the per share exercise price of this Option equals or exceeds the Fair Market Value of a share on the date of grant. To the extent the Participant is a U.S. Participant, Participant agrees that, if the IRS determines that this Option is a “discount option,” Participant shall be solely responsible for Participant’s costs related to such a determination, including any 409A Penalties.

3.5 Beneficial Ownership of Shares; Registration of Title to Shares. The Participant hereby authorizes the Company, in its sole discretion, to issue or cause to be issued the shares of Stock acquired pursuant to an Award to the Participant by means of one or more of the following: (a) by entry of the name of the Participant in the share register of the Company as the holder of such shares of Stock, or (b) by any other means permitted by applicable law or regulation.

3.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of and subscription for the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of applicable law with respect to such securities including the applicable Investment Terms and any constitutional requirements. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

3.8 Securities Laws Restrictions applicable to U.S. Participants Only. Unless the Option Shares are covered by an effective registration statement under the Securities Act of 1933, as amended (“Securities Act”) at the time of exercise of the Option, the Option Shares shall constitute “restricted securities,” as such term is defined in Rule 144 of the Securities Act. The Participant acknowledges that (i) the Option Shares have not been registered under the Securities Act or the securities laws of any state, (ii) there may not exist a market for resale of the Option Shares, and (iii) such Option Shares may need to be held indefinitely unless the Option Shares are subsequently registered under the Securities Act or an exemption from registration is available. The Company shall have no obligation to register the Option Shares under the Securities Act or otherwise. In connection with any transfer of Option Shares, the Company may require the Participant to provide to the Company at its expense an opinion of counsel, satisfactory to the Company, that such transfer is in compliance with all applicable federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Option Shares not in accordance with the terms and conditions of this Section 3.8 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Option Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Option Shares.

4. ISO STATUS OF OPTION.

4.1 Tax Status of Option. Unless the Option is designated as an Incentive Stock Option in the Grant Notice, the Option will be treated as a Nonstatutory Stock Option.

4.2 ISO Fair Market Value Limitation. If the Option is designated as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than US$100,000, the portion of such Options in excess of such amount shall be treated as Nonstatutory Stock Options to the extent required by applicable law.

4.3 Disqualifying Disposition (applicable to U.S. Participants only). If this Option is an Incentive Stock Option, and if Participant makes a “disposition” (as defined in Section 424 of the United States Internal Revenue Code of 1986, as amended (the “Code”)) of all or any portion of the shares of Stock acquired upon exercise of this Option within two (2) years from the Grant Date set out in the Grant Notice or within one (1) year after issuance of the shares of Stock acquired upon exercise of this Option, then Participant shall immediately notify the Company in writing as to the occurrence of, and the price realized upon, such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

4.4 Post-Termination Exercise Period (applicable to U.S. Participants only). If this Option is an Incentive Stock Option, and if Participant exercises the Option more than three

(3) months following Participant’s termination from employment (or 12 months if termination is due to death or Disability), then the Option will not qualify as an Incentive Stock Option and will be regarded as a Nonstatutory Stock Option.

5.NONTRANSFERABILITY OF THE OPTION.

The entitlements, rights and interests of the Participant in relation to the Option are strictly personal. During the lifetime of the Participant, the Option shall be exercisable only by the Participant, the Participant’s legal representative or the Participant’s authorized transferee. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant except in accordance with, and subject to any requirements or limitations imposed by, the Constitution, the Option Deed Poll, the Investment Terms and applicable law. The Participant, or the Participant’s authorized transferee, will be required, by the terms on which the Option is granted, if and to the extent so required by the Company, to accede to the Investment Terms prior, and as a condition, to the issue of any shares of Stock to the Participant or the Participant’s authorized transferee. Notwithstanding the foregoing, with respect to U.S. Participants, an Option is transferable only by will, by the laws of descent and distribution, or as permitted by Rule 701 promulgated under the Securities Act and as approved in writing by the Company in consultation with the Company’s counsel.

6.TERMINATION OF THE OPTION.

The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

7.EFFECT OF TERMINATION OF SERVICE.

7.1 Option Exercisability. Unless a longer exercise period is provided by the Board or the Participant's written contract of employment or service provides otherwise, the Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.

(a)Involuntary Termination. If the Participant’s Service terminates due to the Participant’s Involuntary Termination, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated (including any Option Shares that become Vested Shares as a result of such Involuntary Termination), may be exercised by the Participant at any time prior to the close of business on the Option Expiration Date.

(b)Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the

Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(c)Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(d)Termination for Cause. Notwithstanding any other provision of this Option Agreement, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service.

(e)Other Termination of Service. If the Participant’s Service terminates for any reason, except an Involuntary Termination, Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

7.2 Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of the Participant’s Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 3.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.

8.  EFFECT OF CHANGE IN CONTROL.

In the event of a Change in Control, except to the extent that the Board determines to accelerate vesting in accordance with Section 9.1 of the Plan or cash out or cancel the Option in accordance with Section 9.3 of the Plan, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s shares. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether shares, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common shares of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option for each share of Stock to consist solely of common shares of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.

9.ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the shareholders of the Company and the requirements of applicable law or regulation, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, share dividend, share split, reverse share split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged by whatever means for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the Option to provide that the Option is for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the Option shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the shares of Stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

10.RIGHTS AS A STOCKHOLDER.

The Participant shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry in the share register of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9.

11. STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.

If, from time to time, there is any share dividend, share split or other change, as described in Section 9, in the character or amount of any of the outstanding shares of the corporation the shares of which are subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant’s beneficial ownership of the shares acquired upon exercise of the Option shall be immediately subject to the same limitations and restrictions with the same force and effect as the shares subject to those limitations and restrictions immediately before such event.

12.LEGENDS.

The Company may at any time place legends in accordance with the Plan, the Investment Terms and any applicable securities law restrictions on all certificates representing shares of Stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section.

13.RESTRICTIONS ON TRANSFER OF SHARES.

No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law other than a sale or transfer offered or required by the Company or another shareholder of the Company, under the Constitution on terms provided under the Constitution, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement, the Constitution or the Investment Terms or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

14.CURRENCY EXCHANGE RISK.

The Participant agrees and acknowledges that the Participant shall bear any and all risk associated with the exchange or fluctuation of currency associated with the Option, including without limitation the exercise of the Option or sale of the shares of Stock (the “Currency Exchange Risk”). The Participant waives and releases the Company and the Participating Companies from any potential claims arising out of the Currency Exchange Risk.

15.MISCELLANEOUS PROVISIONS.

15.1 Termination or Amendment. Subject to applicable law, the Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

15.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.

15.3 Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

15.4 Delivery of Documents and Notices. In addition to any method for the giving notices in the case of Options provided in the Option Deed Poll, any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit with the postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

(a)Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 3.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b)Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 15.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 15.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 15.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the

Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 15.4(a).

15.5 Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company described in the Grant Notice, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

15.6 Applicable Law. This Option Agreement shall be governed by the laws of New Zealand.

15.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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List of Exhibits:

Exhibit A – LanzaTech New Zealand Limited 2019 Stock Plan

Exhibit B – Stock Option Exercise Notice

EXHIBIT A

LANZATECH NEW ZEALAND LIMITED 2019 STOCK PLAN

EXHIBIT B

STOCK OPTION EXERCISE NOTICE

To:LANZATECH NEW ZEALAND LIMITED

Attention: Legal Department

LANZATECH NOMINEE LIMITED or such other entity appointed as nominee by the

Company from time to time (the “Nominee Company”)

Ladies and Gentlemen:

1.Option. I was granted an option (the “Option”) to purchase ordinary shares (the “Shares”) of LanzaTech New Zealand Limited (the “Company”) pursuant to the Company’s LanzaTech 2019 Stock Plan (the “Plan”) as follows:

Date of Grant:

Number of Option Shares:

Exercise Price per Share:	US$

2.Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share)	US$

3.Payments. I enclose payment or evidence of payment in full of the total exercise price for the Shares.

4.Tax Withholding (U.S. Participants Only). I authorize any payroll withholding and otherwise will make adequate provision for the tax and social insurance withholding obligations of the Company, if any, in connection with the Option. I enclose payment or evidence of payment in full of my withholding taxes.

(Contact Plan Administrator for amount of tax due.)

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5.Investment Representations (U.S. Participants Only). In connection with the purchase of the above-listed Shares, I represent to the Company the following:

a)I am aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. I am acquiring these securities for investment for my own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

b)I acknowledge and understand that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. I further understand that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I further acknowledge and understand that the Company is under no obligation to register the Shares. I understand that the certificate evidencing the Shares shall be imprinted with any legend required under applicable state securities laws.

(c)I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

6.Restrictive Legends and Stop-Transfer Orders (U.S. Participants Only).

a)Legends. I understand and agree that if the Company issues certificate(s) evidencing ownership of the Shares, it shall cause the legends to be placed upon any such certificate(s) that may be required by the Company or by state or federal securities laws.

b)Stop-Transfer Notices. I agree that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7.Refusal to Transfer. In accordance with clause 7.5 of the Constitution, the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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8.Participant Information.

My address is:

9.Investment Request. I direct the Nominee Company to hold the Total Shares Purchased (set out in item 2. above) for me, and on my behalf, severally and pursuant to the Nominee Deed Poll dated 8 January 2016, or such other nominee approved by the Company pursuant to a nominee deed poll approved by the Company from time to time (the “Nominee Deed Poll”).

10.Binding Effect. I agree that:

a)the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement, and the Plan, to all of which I hereby expressly assent;

b)this Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns; and

c)I have been provided with a copy of the Nominee Deed Poll governing how the Nominee Company will hold those shares on my behalf.

I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and my Option Agreement, copies of which I have received and carefully read and understand. I consent to becoming a holder of the Shares.

I expressly undertake, if and to the extent so required by the Company, to accede to and to be bound by the Investment Terms (as defined in the Plan) and to execute any accession deeds or other documents which the Company considers are necessary or desirable to give effect to that accession, in each case, prior, and as a condition, to the issue of any Shares to me.

Very truly yours,

(Signature)

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Receipt of the above is hereby acknowledged.

LANZATECH NEW ZEALAND LIMITED

By:

Title:

Dated:

NOMINEE COMPANY

Nominee Company:

By:

Title:

Dated:

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